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                              Janus Adviser Series
                    Janus Adviser Capital Appreciation Fund

                       Supplement Dated February 25, 2005
                      To Currently Effective Prospectuses

Effective February 28, 2005, Janus Adviser Capital Appreciation Fund's name is changed to "Janus Adviser Forty Fund." The Fund continues to be managed with the same investment strategy. Janus Adviser Forty Fund pursues its objective by investing primarily in a core group of 20-40 common stocks selected for their growth potential.

You should consider this information in deciding whether this Fund is an appropriate investment for you.